Exhibit 99.1

October 3, 2017

NewLink Genetics Announces Proposed Public Offering of Common Stock
AMES, Iowa (BUSINESS WIRE) -- NewLink Genetics Corporation (“NewLink Genetics”) (Nasdaq: NLNK), a late-stage biopharmaceutical company, today announced that it intends to offer and sell, subject to market conditions, up to $50,000,000 of shares of its common stock in an underwritten public offering.  All of the shares of common stock to be sold in the offering will be offered by NewLink Genetics. NewLink Genetics also intends to grant the underwriters a 30-day option to purchase up to an additional $7,500,000 of shares of its common stock sold in the public offering on the same terms and conditions.  The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or the actual size or terms of the offering.
NewLink Genetics intends to use the net proceeds from the offering to fund its research and development efforts to further advance its pipeline of product candidates, including the continued clinical development of indoximod, and for working capital and other general corporate purposes.
BofA Merrill Lynch and Stifel will act as joint book-running managers for the offering. Baird will act as co-manager for the offering.
A shelf registration statement relating to the shares of common stock offered in the public offering described above was filed with the Securities and Exchange Commission (SEC) on June 25, 2015 and declared effective by the SEC on July 28, 2015.  The offering will be made only by means of a written prospectus and prospectus supplement that form a part of the registration statement.  A preliminary prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.  Copies of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained by contacting BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@baml.com; or from Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate, One Montgomery Street, Suite 3700, San Francisco, CA 94104, or by telephone at (415) 364-2720, or by email at syndprospectus@stifel.com.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities being offered, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.
About NewLink Genetics Corporation
NewLink Genetics is a late-stage biopharmaceutical company focusing on discovering, developing and commercializing novel immuno-oncology product candidates to improve the lives of patients with cancer.  NewLink Genetics’ IDO pathway inhibitors are designed to harness multiple components of the immune system to combat cancer. Indoximod is being evaluated in combination with treatment regimens including anti-PD-1/PD-L1 agents, cancer vaccines, and chemotherapy across multiple indications such as melanoma, prostate cancer, acute myeloid leukemia, and pancreatic cancer.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements of NewLink Genetics that involve substantial risks and uncertainties. Any statements in this press release about future expectations, plans and prospects for NewLink Genetics, including statements about NewLink Genetics’s anticipated public offering and anticipated use of proceeds are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "target," "potential," "will," "could," "should," "seek" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all as well uncertainties inherent in the initiation of future clinical trials.  For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to NewLink Genetics’s business in general, please refer to NewLink Genetic’s preliminary prospectus supplement to be filed with

Exhibit 99.1

the SEC on October 3, 2017, including the documents incorporated by reference therein. The forward-looking statements in this press release represent NewLink Genetics' views as of the date of this press release. NewLink Genetics anticipates that subsequent events and developments will cause its views to change. However, while NewLink Genetics may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing NewLink Genetics' views as of any date subsequent to the date of this press release.

Investors:
NewLink Genetics
Lisa Miller, 515-598-2555
Director of Investor Relations
lmiller@linkp.com

or

Media:
LaVoieHealthScience
Andrew Mastrangelo, 617-374-8800, ext. 108
AVP, Public & Media Relations
amastrangelo@lavoiehealthscience.com
Source: NewLink Genetics Corporation